UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               (Amendment No. 1)
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 6, 2002


                         CAPITAL AUTO RECEIVABLES, INC.
              =====================================================
             (Exact name of registrant as specified in its charter)


              Delaware                  333-75464            38-3082892
===============================        ===========         ===================
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number           Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                            19801
=======================================                    ==========
(Address of principal executive offices                    (Zip Code)

Registrant's telephone number, including area code         302-658-7581
                                                           ============
This Form 8-K/A amends and restates in its entirety the current report on Form 8-K dated April 19,2002 (filed August 2, 2002).

Items 1-4. Not Applicable.

Item 5. Other Events.

On July 31, 2002, the registrant filed a preliminary prospectus supplement and a prospectus, each dated July 29, 2002, setting forth a description of the collateral pool and the proposed issuance of $1,162,000,000.00 aggregate principal amount of Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $688,500,000.00 aggregate principal amount of Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $766,000,000.00 aggregate principal amount of Class A-3 Asset Backed Notes (the "Class A-3 Notes") and $334,500,000.00 aggregate principal amount of Class A-4 Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes") of Capital Auto Receivables Asset Trust 2002-3 (the "Trust"), pursuant to Rule 424(b)(5).

Item 6. Not applicable.

Item 7. Exhibits.

          Exhibit 5.1 The  following is filed as an Exhibit to this Report under
          Exhibit 5.1

          Opinion of counsel of Kirkland & Ellis, dated as of August 2, 2002.

          Exhibit 8.1 The  following is filed as an Exhibit to this report under
          Exhibit 8.1

          Opinion of Counsel of Kirkland & Ellis, dated as of August 2, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPITAL AUTO RECEIVABLES, INC.
                                     ========================================
                                                     (Registrant)

                                     s/ WILLIAM F. MUIR
                                     ========================================
Dated: August 6, 2002                William F. Muir, Chairman of the Board



                                     s/ JOHN D. FINNEGAN
                                     ========================================
Dated: August 6, 2002                John D. Finnegan, President and Director